

HARTE HANKS

Harte Hanks

The Customer Company

January 2022

NASDAQ: HHS

Cautionary Note Regarding Forward-Looking Statements

The report and the other disclosure we make from time to time contain "forward-looking statements" within the meaning of U.S. federal securities laws. All such statements are qualified by this cautionary note, provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements other than historical facts are forward-looking and may be identified by words such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "seeks," "could," "intends," or words of similar meaning. These forward-looking statements are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements. In that event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. These risks, uncertainties, assumptions and other factors include: (a) local, national and international economic and business conditions, including (i) the outbreak of diseases, such as the COVID-19 coronavirus and new variants thereof, which has curtailed travel to and from certain countries and geographic regions, created supply chain disruption and shortages, disrupted business operations and reduced consumer spending, (ii) changes in market conditions and market volatility, including inflation, interest rates, the value of securities and other financial assets, and exchange rates that may adversely impact marketing expenditures; and (iii) the impact of economic environments and competitive pressures on the financial condition, marketing expenditures and activities of our clients and prospects; (b) the demand for our products and services by clients and prospective clients, including (i) the willingness of existing clients to maintain or increase their spending on products and services that are or remain profitable for us, and (ii) our ability to predict changes in client needs and preferences; (c) economic and other business factors that impact the industry verticals we serve, including competition and consolidation of current and prospective clients, vendors and partners in these verticals; (d) our ability to manage and timely adjust our facilities, capacity, workforce and cost structure to effectively serve our clients; (e) our ability to improve our processes and to provide new products and services in a timely and cost-effective manner though development, license, partnership or acquisition; (f) our ability to protect our facilities against security breaches and other interruptions and to protect sensitive personal information of our clients and their customers; (g) our ability to respond to increasing concern, regulation and legal action over consumer privacy issues, including changing requirements for collection, processing and use of information; (h) the impact of privacy and other regulations, including restrictions on unsolicited marketing communications and other consumer protection laws; (i) fluctuations in fuel prices, paper prices, postal rates and postal delivery schedules; (j) unanticipated developments regarding litigation or other contingent liabilities; (k) our ability to complete anticipated divestitures and reorganizations, including cost-saving initiatives; (l) our ability to realize the expected tax refunds; and (m) other factors discussed from time to time in our filings with the Securities and Exchange Commission. The forward-looking statements herein are made only as of the date hereof, and we undertake no obligation to update publicly any forward-looking statement, even if new information becomes available or other events occur in the future.

Supplemental Non-GAAP Financial Measures

We report our financial results in accordance with generally accepted accounting principles ("GAAP"). In this presentation, however, we use certain non-GAAP measures of financial performance to provide investors with a better understanding of operating results and underlying trends to assess our performance and liquidity. We have presented in the appendix to this presentation a reconciliation of these measures to the most directly comparable GAAP financial measure.

We present the non-GAAP financial measure "Adjusted EBITDA" as a supplemental measure of operating performance in order to provide an improved understanding of underlying performance trends. We define "Adjusted EBITDA" as earnings before interest expense net, income tax expense (benefit), depreciation expense, restructuring expense, impairment expense, stock-based compensation expense, and other non-cash expenses. The most directly comparable measure for Adjusted EBITDA is Net Income (Loss). We believe Adjusted EBITDA is an important performance metric because it facilitates the analysis of our results, exclusive of certain non-cash items, including items that do not directly correlate to our business operations; however, we urge investors to review the reconciliation of non-GAAP Adjusted EBITDA to the comparable GAAP Net Income (Loss), which is included in this press release, and not to rely on any single financial measure to evaluate the Company's financial performance.

Adjusted EBITDA does not serve as a substitute and should not be construed as a substitute for GAAP performance but provide supplemental information concerning our performance that our investors and we find useful. We evaluate our operating performance based on several measures, including these non-GAAP financial measures. We believe that the presentation of these non-GAAP financial measures are useful supplemental financial measures of operating performance for investors because they facilitate investors' ability to evaluate the operational strength of the Company's business. However, there are limitations to the use of these non-GAAP measures, including that they may not be calculated the same by other companies in our industry limiting their use as a tool to compare results. Any supplemental non-GAAP financial measures referred to herein are not calculated in accordance with GAAP and they should not be considered in isolation or as substitutes for the most comparable GAAP financial measures.

Harte Hanks: The Customer Company

Harte Hanks is a leading global customer experience company operating in three business segments:

- Marketing Services
- Customer Care
- Fulfillment & Logistics

Revenue by Segment

30% Marketing Services	40% Customer Care	30% Fulfillment & Logistics

- Trailing 12 months ending September 30, 2021, revenue **$190 million**
- Long-term relationships with leading brands
- Refocused on core competencies, cost control, and customers' demand
- Pandemic-related project revenue serving as short-term catalyst for Customer Care
- Three consecutive quarters of YOY revenue and earnings growth
- Positive swing of **$6+ million** in quarterly net income YOY in third quarter 2021
- Strong balance sheet with **$16+ million** in cash as of third quarter 2021

Where we were:

2014-2018

- Direct Mailer with marketing capabilities
- Precipitous drop in retail campaigns and direct mail
- Mis-steps and management turnover
- Forced sale of Trillium and 3Q
- Large infrastructure/locations, and high fixed costs
- Decentralized and siloed resources
- 2018 - $285MM Revenue and ($19MM) EBITDA

Where we are:

2019-2021

- Customer-focused solutions in Marketing Services, Customer Care, and Fulfillment & Logistics
- Focused on profitable revenue and reduced fixed costs
- Optimize and simplify the business
- Investing in modern technology and core competencies
- Collaborating and growing across segments
- Smaller, more profitable company poised to grow
- Q3 2021 TTM - $190MM Revenue and $7MM EBITDA

*EBITDA is a non-GAAP financial measure. See the appendix for a reconciliation of EBITDA to Net Income.

What we do

We provide our services to diverse industries including, but not limited to health care, entertainment, financial, durable goods, technology, and automotive.

Marketing Services

Focused on strategic planning, data-driven insights, performance analytics, creative design, technology enablement, and program execution to drive business outcomes and optimize customers' ROI.

Customer Care

Focused on delivering full-service customer care solutions that are tech-enabled and people driven

Fulfillment and Logistics

Focused on B2B product and literature fulfillment, B2C e-commerce and sampling, and end-to-end supply chain and logistics services.

Harte Hanks – The Customer Company

- Great Companies and Leading Brands
- Dedication through good times and bad
- Average Tenured Customer – 10 years
- Longest Tenured Customer – Over 25 years

Walmart Save money. Live better. BlackRock Ford Lenovo IBM L'ORÉAL Deloitte. Unilever

FedEx. BANK OF AMERICA COVENTRY SONY DELL EMC xerox Abbott

TD Bank SAMSUNG BMW Pfizer Office DEPOT OfficeMax CISCO MERRILL A BANK OF AMERICA COMPANY

salesforce SONIC MEDICAL MUTUAL HBO max TJX MFS iCapital NETWORK gsk

The Harte Hanks Experience

Marketing Services

Strategy
- CRM, Brand, Marketing Strategy expertise
- Persona Development, Journey Mapping, Campaign Planning
- Understand consumer behavior and leverage data to drive outcomes

Data & Analytics
- Predictive analytics and machine learning
- Proprietary and 3rd party data
- Dashboards
- Data hygiene, Test design and execution

Creative Services
- Creative Concepts to Integrated Campaigns
- Content made to inspire action
- Energize the uninspired and bring clarity to the complex

Marketing Technology
- Database Build & Management
- CRM Integration and Marketing Automation
- Investing in tech development and solutions that optimize digital infrastructure

Operational Services

Customer Care
- Customer Experience
- Revenue Generation
- CRM & Digital Solutions
- Solutions focused on improving customer experience and reducing efforts and costs

Fulfillment
- DTC & B2B Sampling
- Pick, Pack & Ship
- Print on Demand
- From customized solutions to DTC point-of-purchase distribution

Logistics
- Rate-shopping & logistics platform - seamless integration (EDI/API/Web-services)
- Carrier management / Route optimization
- Customizable supply chain solutions
- Leveraging relationships and tech to save time and money

2,500 associates spread across the Americas, Europe and Asia Pacific.

End-to-end Measurement and Optimization

3-year Customer Journey For Global Spirits Company


$1.3MM
$2.4MM
$2.7MM
$3.1MM
$3.3MM
$3.5MM

Fulfillment
Point of purchase materials

Implemented POP fulfillment processing for diverse marketing and merchandising including displays, apparel, advertising specialties, and promotional materials for global spirits company encompassing 40 brands.

Logistics Implementation

Incremental $1.1MM

Added supply chain management and logistics to improve delivery times while reducing costs

Digital Print
on demand

Incremental $.3MM

Added digital print processing to enhance efficiency and cost containment.

US and Canadian Customer Care
All B2C customer contact

Incremental $.4MM

Added Customer Care for U.S. and Canada to resolve customer support calls, emails and website communications

Global Customer Care
And product distribution

Incremental $.2MM

Added Customer Care for Europe to resolve customer support calls, emails and website communications

Brand eStore development
For promo items

Incremental $.2MM

Working on Ecommerce store for fulfillment of promotional items for multiple brands

Total Available Market

Marketing Services

$413

BILLION.[1]

Customer Care

$25

BILLION.[2]

Fulfillment & Logistics

$196

BILLION.[3]

1 Marketing Services source is "Outlook 2022: What to Be Thinking About For 2022" Winterbury Group October 27, 2021
2 Customer Care source is "Telemarketing & Call Centers in the US" IBISWorld - May 2021
3 Fulfillment & Logistics source is "Third Party Logistics" IBISWorld - May 2021

Reinvigorated growth

- Q3 2021 YTD Revenue $143MM vs $130MM in 2020
- Elimination of unprofitable revenue in 2020
- Q1 2021 – 1st YoY revenue growth since 2014
- Pandemic-related revenue serving as catalyst
- New Kansas City facility with 40% growth capacity
- Work from home Customer Care drives growth



Revenue Growth
60,000
50,000
40,000
30,000
20,000
10,000
-
Q1
Q2
Q3
2020
2021

Significant EBITDA and Net Income improvement



Net Income
2019
2020
TTM SEP 2021
Dollars in Millions
14.3
1.7
26.3



Adjusted EBITDA*
2019
2020
TTM SEP 2021
Dollars in Millions
14.6
3.2
3.4

- 2019 Restructuring began mid-year
- 2020 Reduced facilities, tech infrastructure, and overhead
- 2020 Net Income tax benefit of $16.6 million from the Cares Act
- 2021 Net Income benefit from $10 million PPP loan forgiveness

- 2019-2021 Q3 TTM restructuring charges $11.8MM, $9.4MM, and $6.2MM, respectively
- Shut down of underperforming Direct Mail facilities in 2020
- TTM Q3 2021 has material improvement in all business segments

*Adjusted EBITDA is a non-GAAP financial measure. See the appendix for a reconciliation of Adjusted EBITDA to Net Income.

Harte Hanks Q3 2021 Balance Sheet

- Q3 2021 - $3 million Net Cash and declining debt balance
- $53MM of Accounts Receivables from sought after brands
- Q4 2021 - New $25MM Credit Facility with $5MM borrowed
- Pension liabilities estimate to be $55MM at 12/31/2021
- Pension cash funding requirements going forward are estimated to be approximately $3MM per year

Condensed Consolidated Balance Sheet

$ In Millions (Unaudited)		9/30/2021
Cash and cash equivalents	$	16.0
Accounts receivable, net		52.9
Other current assets		13.5
Total current assets	$	82.5
Net property, plant and equipment	$	7.1
Right-of-use assets		20.4
Other assets		2.5
Total assets	$	112.5
Accounts payable and accrued payroll	$	22.8
Other current liabilities		19.6
Total current liabilities	$	42.4
Long-term Debt	$	13.1
Pensions		64.3
Long-term liabilities		21.3
Total liabilities	$	141.1
Preferred stock	$	9.7
Total stockholders' deficit		(38.4)
Total Liabilities & Equity	$	112.5

Stock Profile

Harte Hanks Stock Profile	
Symbol	HHS
Price @ 1/14/22 close	$7.85
Shares (millions outstanding @ Q3 2021)	6.98
Market Cap (millions)	$54.8
Cash (net of debt Q3 2021 in millions)	$2.9
EBITDA (TTM Q3 2021 in millions)	$7.1

Nasdaq

HHS

Intraday Price on 1/14/22

Harte-Hanks, Inc. (HHS)

$7.865 - 0.03 (0.32%) | NASDAQ Global Market



Harte Hanks:

The Customer Company

Marketing Services

Customer Care

Fulfillment & Logistics

Where we are going:

- Improve profitability and sustainable revenue growth
- Talent, technology, and offerings that serve growing markets
- Leverage long-term relationships to drive organic growth
- Relentlessly communicate our unique and unparalleled solutions for customers and prospects
- Continue to strengthen balance sheet to fund further investments in growth

Appendix

Reconciliation of Adjusted EBITDA to Net Income

Reconciliations of Non-GAAP Financial Measures (Unaudited)

In thousands, except per share data	TTM Sept 30 2021	Dec 31 2020	Dec 31 2019	Dec 31 2018
Net Income (loss)	$ 14,259	$ (1,694)	$ (26,264)	$ 17,550
Gain on sale	-	-	(5,471)	(30,954)
Gain on extinguishment of debt	(10,000)	-	-	-
Income tax expense (benefit)	(2,734)	(16,615)	1,753	(18,112)
Interest expense, net	927	1,164	1,262	1,551
Other, net	1,956	6,569	7,114	3,931
Depreciation expense	2,678	3,615	5,339	7,452
EBITDA	**$ 7,086**	**$ (6,961)**	**$(16,267)**	**$(18,582)**
Restructuring and asset impairment expense	6,249	9,374	11,799	4,888
Stock-based compensation	1,268	766	1,074	(581)
Adjusted EBITDA	**$ 14,603**	**$ 3,179**	**$ (3,394)**	**$ (14,275)**